Supplement dated August 30, 1999
                         to Prospectus Dated May 1, 1999
                     for GE Capital Life Separate Account II
                                   P1066 6/97

The purpose of this supplement is to revise or modify certain information contained in your prospectus dated May 1, 1999. The changes made in this supplement relate to the following sections of your prospectus: Separate Account; Charges and Other Deductions; Transfers; The Death Benefit; Income Payments; and Requesting Payments.

SEPARATE ACCOUNT -- Investment Subdivisions

o VIP Overseas Portfolio of Variable Insurance Products Fund is subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited.(page 15)

o VIP II Contrafund Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 16)

o VIP III Growth & Income Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 16)

o VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 17)

o VIP II Asset Manager Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 18)

o Under Global Bonds, add the following paragraph following the investment objective for GE Investments Funds Global Income Fund.

         The Global Income Fund is not "diversified" as defined by the Investment Company Act of 1940. Therefore, the Fund may invest a greater percentage of its assets in a particular issuer than the other Funds making it more susceptible to adverse developments affecting a single issuer. Nonetheless, the Fund is subject to diversification requirements arising under the federal tax laws and a limitation on concentration of investments in a single industry. (page 18)

o The Salomon Brothers Variable Series Funds Strategic Bond Fund should be placed in the Global Bonds category wherever categories are reflected in the prospectus. (page 19; see also pages 7, 9, 10, 11, 12)

CHARGES AND OTHER DEDUCTIONS - Optional Death Benefit Charge

o    Delete the parenthetical at the end of the first paragraph. (page 23)

TRANSFERS - Transfers Before the Maturity Date

o In the fourth paragraph, delete the word "or" at the end of phrase (ii) and replace the word "and" at the end of phrase (iii) with the word "or." (page
     26)

TRANSFERS - Dollar-Cost Averaging

o    Add the following to the end of the second paragraph:

     The dollar-cost averaging program will begin 30 days after we receive the money, unless you specify an earlier date. (page 26)

THE DEATH BENEFIT -- Death of an Owner or Joint Owner Before the Maturity Date

o In the Distribution Rules section, add the following at the end of the paragraph regarding Spouses:

         The Account Value on the date we receive due proof of death of the Annuitant will be set equal to the Death Benefit on that date. Any increase in the Account Value will be allocated to the Investment Subdivisions using the premium allocation in effect at that time. Any Death Benefit payable subsequently (at the death of the new Annuitant) will be based on the new Annuitant's age on the Policy Date, rather than the age of the previously deceased Annuitant. (page 29)

THE DEATH BENEFIT - Elective Optional Death Benefit

o Delete the fourth sentence of the fourth paragraph and replace it with the following:

         We charge you for this benefit.  (page 30)

INCOME PAYMENTS

o Delete the first sentence in the first paragraph and replace it with the following:

         The Maturity Date is the date on which we start payment of income benefits if the Annuitant is still living. The normal Maturity Date will be the Policy anniversary that immediately follows the Annuitant's 90th birthday. You may select an earlier Maturity Date by sending written notice to our Variable Annuity Servicing Center. If you change the Maturity Date, Maturity Date will then be the Maturity Date you selected. (page 30)

REQUESTING PAYMENTS

o Delete the last sentence in the first paragraph and replace it with the following:

         We will determine the amount as of the end of the Valuation Period during which our Variable Annuity Servicing Center receives all such requirements. (page 38)


     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS
     FOR FUTURE REFERENCE.



                  GE Capital Life Assurance Company of New York
                           125 Park Avenue, 6th Floor
                             New York, NY 10017-5529

                        Variable Annuity Servicing Center
                              6610 W. Broad Street
                               Richmond, VA 23230